                                                                      EXHIBIT 21

                                     ALABAMA

Alabama-Tennessee Health Network, Inc.
CareOne Home Health Services, Inc.
Four Rivers Medical Center PHO, Inc.
Selma Medical Center Hospital, Inc.


                                     ALASKA

Chugach PT, Inc.
Columbia Behavioral Healthcare, Inc.
Columbia North Alaska Healthcare, Inc.


                                    ARKANSAS

Central Arkansas Provider Network, Inc.
Columbia Health System of Arkansas, Inc.


                                     BERMUDA

Parthenon Insurance Company, Limited


                                   CALIFORNIA

Birthing Facility of Beverly Hills, Inc.
C.H.L.H., Inc.
CFC Investments, Inc.
CH Systems
Chino Community Hospital Corporation, Inc.
Columbia ASC Management, L.P.
Columbia Fallbrook, Inc.
Columbia Riverside, Inc.
Columbia/HCA San Clemente, Inc.
Community Hospital of Gardena Corporation, Inc.
Encino Hospital Corporation, Inc.
Far West Division, Inc.
Galen-Soch, Inc.
HCA Allied Health Services of San Diego, Inc.
HCA Health Services of California, Inc.
HCA Hospital Services of San Diego, Inc.
Healdsburg General Hospital, Inc.
L E Corporation
Las Encinas Hospital
Los Gatos Surgical Center, a California Limited Partnership
         Los Gatos Surgical Center
Los Robles Regional Medical Center
         Los Robles Regional Medical Center
Los Robles Surgicenter JV
MCA Investment Company
Mission Bay Memorial Hospital, Inc.

Neuro Affiliates Company
Psychiatric Company of California, Inc.
Riverside Healthcare System, L.P.
         Riverside Community Hospital
Riverside Holdings, Inc.
Riverside Surgicenter, L.P.
         Riverside Community Surgi-Center
San Joaquin Surgical Center, Inc.
San Jose Healthcare System, Inc.
Southwest Surgical Clinic, Inc.
Surgicare of Beverly Hills, Inc.
Surgicare of Los Gatos, Inc.
Surgicare of Montebello, Inc.
Surgicare of Riverside, LLC
Surgicare of West Hills, Inc.
Ukiah Hospital Corporation
Visalia Community Hospital, Inc.
VMC Management, Inc.
VMC-GP, Inc.
West Hills Hospital
         West Hills Hospital & Medical Center
West Hills Surgical Center, Ltd.
         West Hills Surgical Center
West Los Angeles Physicians' Hospital, Inc.
Westminster Community Hospital
Westside Hospital Limited Partnership
Windsor Health Group Medical Building Partnership
Windsor Health Group Medical Building, LLC


                                    COLORADO

Bethesda Psychealth Ventures, Inc.
Breckenridge Medical Center, LLC
Centrum Surgery Center, Ltd.
         Centrum Surgical Center
Colorado Health Systems, Inc.
Colorado Healthcare Management, LLC
Columbine Psychiatric Center, Inc.
Conifer MOB, LLC
Continental Division I, Inc.
Denver Mid-Town Surgery Center, Ltd.
         Midtown Surgical Center
Diagnostic Mammography Services, G.P.
Galen of Aurora, Inc.
HCA-HealthONE, LLC
         Advanced Center for Spinal Microsurgery
         Air Life
         Arapahoe Medical Plaza
         Aurora Trauma Service
         Belmar Multispecialty
         Bethesda Employee Assistance Program
         Bethesda Employee Assistance Services
         Beyond Your Expectations
         CallONE
         Cardiology Imaging Group

         Centennial Athletic Club
         Centennial Medical Center
         Centennial Medical Plaza
         Centennial Medical Plaza TravelCare
         Centennial Medical Plaza TravelCare Immunization Clinic
         Center for Eating Management
         Colorado Care Manor
         Common Sensitivities
         Denver Wound Healing Center
         Esophogeal and Pelvic Floor Center
         HealthONE Emergency Services
         HealthONE for Children
         HealthONE Progressive Care Center
         HealthONE Senior Health Care Center
         HealthONE Sports Injury Screening
         HeartONE for Children Institute
         High Street Primary Care Center
         KidZ Care
         Lifelong Choices
         Lung Cancer Clinic of the Rockies
         Medical Business Access
         Mountain View Nurse Midwives
         North Suburban Medical Center
         One Call Does it All
         P/SL Blood Donor Center
         P/SL Bone Marrow Transplant Program
         P/SL Cardiac Emergency Network
         P/SL Community Health Network
         P/SL Community Health Services
         P/SL Heart-Lung Transplant Program
         P/SL Hyperbaric Oxygen Medicine
         P/SL Kidney-Pancreas Transplant Program
         P/SL Magnetic Resonance Imaging
         P/SL Medical Center for Children
         P/SL Mile High Medical Arts Building
         P/SL Women's and Children's Hospital
         Patient Care 2000
         Peak Performance in the Workplace
         Positive Lifestyles
         Presbyterian/St. Luke's Medical Center
         Presbyterian/St. Luke's Mother and Child Hospital
         PresExpress
         PREStaurant
         RapidCare
         Rocky Mountain Blood and Marrow Transplant Program
         Rocky Mountain Children's Cancer Center
         Rocky Mountain Colon & Rectal Surgery
         Rocky Mountain Gastrointestinal Motility Clinic
         Rocky Mountain Healthcare Support Services
         Rocky Mountain KidsCare
         Rocky Mountain Neurology Center
         Rocky Mountain Pediatric Care
         Rose Family Medicine Center
         Rose Institute for Joint Replacement
         Rose Institute for Sports Medicine
         Rose Medical Center

         Rose Medical Center Cherry Creek Eye Center
         Rose Midwifery Clinic
         Rose Sleep Disorders Center
         Rose Sports Medicine
         Senior Health Access
         Sky Ridge Cancer Center
         Sky Ridge Medical Center
         Sky Ridge Sports Medicine & Rehabilitation Center
         Spine Care Clinic
         Support Line
         Swedish Hospital
         Swedish Medical Center
         The Center for Breast Health
         The Center for Ear, Nose and Throat - Head and Neck Surgery The Denver Spine Institute
         The Lactation Program
         The Medical Center of Aurora
         The Medical Center of Aurora Sleep Disorders Center
         The Medical Center of Centennial
         The Parent Line
         The Rose Center for Study of Gastroesophageal Diseases
         The Senior Care Center at the Medical Center of Aurora
         United SeniorCare
         United Services Medical Clinic
Health Care Indemnity, Inc.
HealthONE Clear Creek, Inc.
HealthONE Clinic Services, LLC
         Broncos Sports Medicine
         Denver Broncos Sports Medicine
         HealthONE Clinic Services
         HealthONE Occupational Health Center
HealthONE of Denver, Inc.
HealthONE Trauma Services, LLC
Hospital-Based CRNA Services, Inc.
Lakewood Outpatient Surgical Center, Ltd.
Lakewood Surgicare, Inc.
Medical Imaging of Colorado, LLC
MOVCO, Inc.
New Rose Holding Company, Inc.
North Suburban Surgery Center, L.P.
Outpatient Surgery Center of Lakewood, L.P.
         Lakewood Surgical Center
Rose Ambulatory Surgery Center, L.P.
         Rose Surgical Center
Rose Health Partners, LLC
Rose POB, Inc.
Sky Ridge Surgery Center, L.P.
         Sky Ridge Surgical Center
Southwest MedPro, Ltd.
Surgicare of Denver Mid-Town, Inc.
Surgicare of North Suburban, Inc.
Surgicare of Rose, Inc.
Surgicare of Sky Ridge, Inc.
Surgicare of Southeast Denver, Inc.
Surgicare of Swedish, Inc.
Swedish Medpro, Inc.

Swedish MOB II, Inc.
Swedish MOB II, LLC
Swedish MOB III
Swedish MOB III, Inc.
Swedish MOB IV
Swedish MOB IV, Inc.
Swedish MOB, LLC


                                    DELAWARE

AC Med, LLC
Aligned Business Consortium Group, L.P.
Alternaco, LLC
American Medicorp Development Co.
Ami-Point GA, LLC
AOGN, LLC
Arkansas Medical Park, LLC
Atlanta Healthcare Management, L.P.
Atlanta Market GP, Inc.
Atlanta Orthopaedic Surgical Center, Inc.
Bayshore Partner, LLC
Belton Family Practice Clinic, LLC
Blue Ridge Clinic, LLC
BNA Associates, Inc.
Brunswick Hospital, LLC
C/HCA Capital, Inc.
C/HCA, Inc.
Capital Medical Center Partner, LLC
Central Health Holding Company, Inc.
Central Health Services Hospice, Inc.
Chattanooga ASC, LLC
CHC Finance Co.
CHC Payroll Agent, Inc.
CHCA Bayshore, L.P.
         Bayshore Medical Center
CHCA Clear Lake L.P.
         Clear Lake Heart Institute
         Clear Lake Regional Medical Center
         Clear Lake Regional Medical Center - Alvin Diagnostic and Urgent
             Care Center
CHCA Conroe, L.P.
         Conroe Regional Medical Center
CHCA East Houston, L.P.
         East Houston Regional Medical Center
CHCA Hospital LP, Inc.
CHCA Mainland, L.P.
         Mainland Medical Center
CHCA Palmyra Partner, Inc.
CHCA West Houston, L.P.
         Sugar Land Cancer Center
         Sugar Land Medical Center
         West Houston Medical Center
CHCA Woman's Hospital, L.P.
         Woman's Hospital of Texas
Cheray and Samuels, LLC

Clear Lake Merger, LLC
Clear Lake Regional Partner, LLC
Clearwater GP, LLC
ClinicServ, LLC
CMS GP, LLC
Coastal Bend Hospital, Inc.
Coastal Healthcare Services, Inc.
Coliseum Health Group, LLC
Coliseum Medical Center, LLC
         Coliseum Medical Centers
Coliseum Psychiatric Center, LLC
         Coliseum Psychiatric Center
Coliseum Surgery Center, L.L.C.
Columbia Behavioral Health, LLC
Columbia Homecare Group, Inc.
Columbia Hospital (Palm Beaches) Limited Partnership
         Columbia Hospital
         Poinciana at Palm Beach
Columbia Hospital Corporation of Fort Worth
Columbia Hospital Corporation of Houston
Columbia Hospital Corporation - Delaware
Columbia Management Companies, Inc.
Columbia Mesquite Health System, L.P.
Columbia Olympia Management, Inc.
Columbia Palm Beach GP, LLC
Columbia Palms West Hospital Limited Partnership
         Palms West Hospital
         Palms West Outpatient Rehabilitation & Aquatic Center
Columbia Rio Grande Healthcare, L.P.
         Rio Grande Regional Hospital
Columbia Valley Healthcare System, L.P.
         Valley Regional Medical Center
Columbia Westbank Healthcare, L.P.
Columbia/HCA Middle East Management Company
Columbia/JFK Medical Center Limited Partnership
         JFK Medical Center
Columbia-SDH Holdings, Inc.
Conroe Partner, LLC
CoralStone Management, Inc.
COSCORP, LLC
CPS TN Processor 1, Inc.
CRMC-M, LLC
Dallas/Ft. Worth Physicians, LLC
Danforth Hospital, Inc.
Delta Division, Inc.
DeSoto Family Practice, LLC
Doctors Hospital of Augusta, LLC
         Doctors Hospital
Drake Development Company
Drake Development Company II
Drake Development Company III
Drake Development Company IV
Drake Development Company V
Drake Development Company VI
Drake Management Company
EarthStone HomeHealth Company

East Houston Partner, LLC
Edmond Regional Medical Center, LLC
         Edmond Medical Center
Electa Health Network, LLC
EMMC, LLC
EP Health, LLC
EP Holdco, LLC
EPIC Development, Inc.
EPIC Diagnostic Centers, Inc.
EPIC Healthcare Management Company
EPIC Surgery Centers, Inc.
Extendicare Properties, Inc.
Fairview Park GP, LLC
Fairview Partner, LLC
Family Care of E. Jackson County, LLC
FHAL, LLC
Forest Park Surgery Pavilion, Inc.
Forest Park Surgery Pavilion, L.P.
Fort Bend Hospital, Inc.
Galen (Kansas) Merger, LLC
Galen BH, Inc.
Galen Finance, Inc.
Galen GOK, LLC
Galen Holdco, LLC
Galen Hospital Alaska, Inc.
         Alaska Regional Hospital
Galen International Capital, Inc.
Galen International Holdings, Inc.
Galen KY, LLC
Galen LA, LLC
Galen MCS, LLC
Galen Medical Corporation
Galen MRMC, LLC
Galen NMC, LLC
Galen NSH, LLC
Galen SOM, LLC
Galen SSH, LLC
Galendeco, Inc.
GalTex, LLC
Garden Park Community Hospital Limited Partnership
         Coastal Imaging Center of Gulfport
Gary Berger, DO, LLC
General Healthserv, LLC
Georgia Health Holdings, Inc.
Georgia, L.P.
GHC - Galen Health Care, LLC
GKI Lawrence, LLC
Glendale Surgical, LLC
Good Samaritan Hospital, L.P.
         Good Samaritan Hospital
Good Samaritan Hospital, LLC
Goppert Family Care, LLC
GPCH-GP, Inc.
         Garden Park Medical Center

Grand Strand Regional Medical Center, LLC
         Grand Strand Regional Medical Center
         South Strand Senior Health Center
Grandview Health Care Clinic, LLC
H.H.U.K., Inc.
HCA Health Services of Midwest, Inc.
HCA Holdco, LLC
HCA Imaging Services of North Florida, Inc.
HCA Management Services, L.P.
HCA Property GP, LLC
HCA Psychiatric Company
HCA Squared, LLC
HCA Wesley Rehabilitation Hospital, Inc.
Health Services (Delaware), Inc.
Health Services Merger, Inc.
Healthcare Technology Assessment Corporation
Healthco, LLC
Healthnet of Kentucky, LLC
Healthserv Acquisition, LLC
Healthtrust MOB Tennessee, LLC
Healthtrust MOB, LLC
Healthtrust Purchasing Group, L.P.
Healthtrust, Inc. - The Hospital Company
Hearthstone Home Health, Inc.
Heloma Operations, LLC
Hendersonville ODC, LLC
HHNC, LLC
HM EHS, LLC
HM NKCH, LLC
HM OMCOS, LLC
Holden Family Health Care, LLC
Hospital Corp., LLC
Hospital Development Properties, Inc.
         Edmond Regional Medical Building
Hospital of South Valley, LLC
Hospital Partners Merger, LLC
Houston Healthcare Holdings, Inc.
Houston Woman's Hospital Partner, LLC
HSS Holdco, LLC
HSS Systems VA, LLC
HSS Systems, LLC
         Continental Supply Chain Services
         Delta Division Supply Chain Services
         East Florida Supply Chain Services
         Far West Las Vegas Consolidated Distribution Center
         Far West Supply Chain Services
         Gulf Coast Supply Chain Services
         HealthONE Denver Patient Account Services
         HealthOne Supply Chain Services
         Midwest Supply Chain Services
         North Florida Supply Chain Services
         North Texas Supply Chain Operations
         Patient Acount Services - Atlanta
         Patient Acount Services - Dallas
         Patient Acount Services - Denver
         Patient Acount Services - Houston

         Patient Acount Services - Las Vegas
         Patient Acount Services - Orange Park
         Patient Acount Services - San Antonio
         Patient Acount Services - Tampa Bay
         Southeast Supply Chain Services
         West Florida Supply Chain Services
HTI Hospital Holdings, Inc.
Indian Path, LLC
Indianapolis Hospital Partner, LLC
Integrated Regional Laboratories
Internal Medicine Associates of Lee's Summit, LLC
Jackson County Medical Group, LLC
JCSH, LLC
JCSHLP, LLC
JV Investor, LLC
Kansas Healthserv, LLC
Katy Medical Center, Inc.
Kendall Regional Medical Center, LLC
Lake City Health Centers, Inc.
Lakeland Medical Center, LLC
Lakeside Radiology, LLC
Lakeview Medical Center, LLC
         Lakeview Regional Medical Center
Laredo Medco, LLC
Lawrence Amdeco, LLC
Lawrence Medical, LLC
Lee's Summit Family Care, LLC
Lewis-Gale Medical Center, LLC
         Lewis-Gale Advantage EAP
         Lewis-Gale Medical Center
         Lewis-Gale Psychiatric Center
Louisiana Hospital Holdings, Inc.
Low Country Health Services, Inc. of the Southeast
Macon Healthcare, LLC
Macon Northside Health Group, LLC
         Coliseum Senior Health Center
         Middle Georgia Family Health Urgent Care Center West
Macon Northside Hospital, LLC
         Macon Northside Hospital
Mainland Partner, LLC
Management Services Holdings, Inc.
Management Services LP, LLC
McKinley & Associates, LLC
Medical Arts Hospital of Texarkana, Inc.
Medical Care America, LLC
Medical Care Financial Services Corp.
Medical Care Real Estate Finance, Inc.
Medical Center of Plano Partner, LLC
Medical Centers of Oklahoma, LLC
Medical City Dallas Partner, LLC
Medical Corporation of America
Medical Specialties, Inc.
Medistone Healthcare Ventures, Inc.
MediVision of Mecklenburg County, Inc.
MediVision of Tampa, Inc.
MediVision, Inc.

Menorah Family Physicians, LLC
Metropolitan Multispecialty Physicians Group, LLC
Mid-Continent Health Services, Inc.
Middle Georgia Hospital, LLC
Midtown ID Clinic, LLC
Midwest Division - ACH, LLC
Midwest Division - BLMC, LLC
         Baptist Lutheran Medical Center
Midwest Division - CMC, LLC
Midwest Division - IRHC, LLC
         Independence Regional Health Center
Midwest Division - LRHC, LLC
         Lafayette Regional Health Center
Midwest Division - LSH, LLC
         Lee's Summit Hospital
Midwest Division - MCI, LLC
         Medical Center of Independence
Midwest Division - MII, LLC
Midwest Division - MMC, LLC
         Menorah Medical Center
Midwest Division - OPRMC, LLC
         Overland Park Regional Medical Center
Midwest Division - PFC, LLC
Midwest Division - RMC, LLC
         Research Belton Hospital
         Research Medical Center
Midwest Division - RPC, LLC
         Research Psychiatric Center
Midwest Division - TLM, LLC
Midwest Holdings, Inc.
Midwest Medicine Associates, LLC
Midwest Physician Services Lab, LLC
Mobile Corps., Inc.
MRT&C, Inc.
Nashville Shared Services General Partnership
         MidAmerica Supply Chain Operations
         Patient Account Services - Nashville
North Miami Beach Surgery Center Limited Partnership
         North Miami Beach Surgical Center
North Miami Beach Surgical Center, LLC
North Texas Medical Center, Inc.
Northwest Fla. Home Health Agency, Inc.
Notami Hospitals, LLC
Notami Louisiana Holdings, Inc.
Notami, LLC
Notco, LLC
NTGP, Inc.
NTMC Ambulatory Surgery Center, L.P.
         Westpark Surgery Center
NTMC Management Company
NTMC Venture, Inc.
OneSource Med Acquisition Company
Orlando Outpatient Surgical Center, Inc.
Outpatient GP, LLC
Outpatient LP, LLC
Outpatient Services Holdings, Inc.

Palmyra Park GP, Inc.
Paragon SDS, Inc.
Paragon WSC, Inc.
Parkway Hospital, Inc.
Pinellas Medical, LLC
Pioneer Medical, LLC
Plantation General Hospital Limited Partnership
         Plantation General Hospital
PMM, Inc.
POH Holdings, LLC
Portsmouth Regional Ambulatory Surgical Center, LLC
         Portsmouth Regional Ambulatory Surgery Center
Preferred Works WC, LLC
Primary Care Acquisition, Inc.
Primary Medical Management, Inc.
RCH, LLC
Reston Hospital Center, LLC
         Reston Hospital Center
RHA MSO, LLC
Riverside Hospital, Inc.
         Northwest Regional Hospital
RMC HBP, LLC
Rockhill General Surgery, LLC
Round Rock Hospital, Inc.
Samaritan, LLC
San Jose Healthcare System, L.P.
         Regional Home Health of San Jose
         Regional Medical Center of San Jose
         Regional Medical Center of San Jose Inpatient Pharmacy
         Regional Medical Management of Santa Clara County
         Regional Medical Satellite Radiology
         Regional Medical Senior Health Center
         SurgiCare - Jackson Avenue Campus
San Jose Hospital, L.P.
         San Jose Medical Center
San Jose Medical Center, LLC
San Jose, LLC
San Pablo ASC, LLC
SJMC, LLC
SMCH, LLC
South Dade GP, LLC
South Valley Hospital, L.P.
Southtown Women's Clinic, LLC
Southwestern Medical Center, LLC
         Southwestern Medical Center
Spalding Rehabilitation, L.L.C.
         Spalding Rehabilitation Hospital
Spring Branch GP, LLC
Spring Branch LP, LLC
Springview KY, LLC
SR Medical Center, LLC
State Line Medical Group, LLC
State Line Urgent Care, LLC
Stones River Hospital, LLC
Suburban Medical Center at Hoffman Estates, Inc.
Summit General Partner, Inc.

Summit Medical Assoc., LLC
Sun Bay Medical Office Building, Inc.
Suncoast Physician Practice, LLC
Sunrise Hospital and Medical Center, LLC
         Sunrise Hospital and Medical Center
Sun-Med, LLC
Surgicare of Denton, Inc.
Surgicare of Plano, Inc.
Surgico, LLC
SVH, LLC
Swedish MOB Acquisition, Inc.
Terre Haute Hospital GP, Inc.
Terre Haute Hospital Holdings, Inc.
Terre Haute Regional Hospital, L.P.
         Terre Haute Regional Hospital
The Medical Group of Kansas City, LLC
Town Plaza Family Practice, LLC
Trident Medical Center, LLC
         HealthFinders
         Trident Health Improvement Center
         Trident Health System
         Trident Medical Center
         Trident Senior Health Center
Trinity Family Practice, LLC
Tuckahoe Surgery Center, LP
         Tuckahoe Surgery Center
Utah Medco, LLC
Value Health Management, Inc.
VHSC Plantation, LLC
VHSC Pompano Beach, LLC
Vicksburg Diagnostic Services, L.P.
Washington Holdco, LLC
Wesley Medical Center, LLC
         Wesley Medical Center
West Houston, LLC
Westbury Hospital, Inc.
WHG Medical, LLC
WJHC, LLC
Woman's Hospital Merger, LLC
Women's Hospital Indianapolis GP, Inc.
Women's Hospital Indianapolis, L.P.
WPC Holdco, LLC
WPPC, LLC
Yates Center Family Health, LLC


                                     FLORIDA

All About Staffing, Inc.
Ambulatory Laser Associates, GP
Ambulatory Surgery Center Group, Ltd.
         Ambulatory Surgery Center
Bay Hospital, Inc.
         Gulf Coast Medical Center
Bayonet Point Surgery Center, Ltd.

Belleair Surgery Center, Ltd.
         Belleair Surgery Center
Big Cypress Medical Center, Inc.
Blake Imaging, LLC
Bonita Bay Surgery Center, Inc.
Bonita Bay Surgery Center, Ltd.
         Surgery Center Bonita Bay
Brandon Imaging, LLC
Brandon Surgi-Center Joint Venture
         Brandon Surgery Center
Broward Healthcare System, Inc.
Broward Neurosurgeons, LLC
Broward Physician Practices, Ltd.
Cape Coral Surgery Center, Inc.
Cape Coral Surgery Center, Ltd.
CCH-GP, Inc.
Cedarcare, Inc.
Cedars BTW Program, Inc.
Cedars Healthcare Group, Ltd.
         Cedars Medical Center
Central Florida Cardiology Interpretations, LLC
Central Florida Division Practice, Inc.
Central Florida Regional Hospital, Inc.
         Central Florida Regional Hospital
Clearwater Community Hospital Limited Partnership
Coastal Cardiac Diagnostics, Ltd.
Collier County Home Health Agency, Inc.
Columbia Behavioral Health, Ltd.
Columbia Behavioral Healthcare of South Florida, Inc.
Columbia Cancer Research Network of Florida, Inc.
Columbia Central Florida Division, Inc.
Columbia Development of Florida, Inc.
Columbia Eye and Specialty Surgery Center, Ltd.
         Tampa Eye & Specialty Surgery Center
Columbia Florida Group, Inc.
Columbia Homecare - Central Florida, Inc.
Columbia Homecare - North Florida Division, Inc.
Columbia Hospital Corporation of Central Miami
Columbia Hospital Corporation of Kendall
Columbia Hospital Corporation of Miami
Columbia Hospital Corporation of Miami Beach
Columbia Hospital Corporation of North Miami Beach
Columbia Hospital Corporation of South Broward
         Westside Regional Medical Center
Columbia Hospital Corporation of South Dade
Columbia Hospital Corporation of South Florida
Columbia Hospital Corporation of South Miami
Columbia Hospital Corporation of Tamarac
Columbia Hospital Corporation - SMM
Columbia Jacksonville Healthcare System, Inc.
Columbia Lake Worth Surgical Center Limited Partnership
Columbia Midtown Joint Venture
Columbia North Central Florida Health System Limited Partnership
Columbia North Florida Regional Medical Center Limited Partnership Columbia Ocala Regional Medical Center Physician Group, Inc.
         CORMC Physician Group

Columbia Palm Beach Healthcare System Limited Partnership Columbia Park Healthcare System, Inc.
Columbia Park Medical Center, Inc.
Columbia Physician Services - Florida Group, Inc.
         HCA Physician Services
Columbia Resource Network, Inc.
Columbia South Florida Division, Inc.
Columbia Tampa Bay Division, Inc.
Columbia-Osceola Imaging Center, Inc.
Community Orthopedics and Hand Surgery, LLC
Coral Springs Surgi-Center, Ltd.
         Surgery Center at Coral Springs
Countryside Surgery Center, Ltd.
         Countryside Surgery Center
Dade Physician Practices, Ltd.
Daytona Medical Center, Inc.
Diagnostic Breast Center, Inc.
         Diagnostic Breast Center
Doctors Imaging, LLC
Doctors Osteopathic Medical Center, Inc.
         Gulf Coast Hospital
Doctors Same Day Surgery Center, Inc.
Doctors Same Day Surgery Center, Ltd.
         Doctors Same Day Surgery Center
Doctors' Special Surgery Center of Jacksonville, Ltd.
East Florida Division, Inc.
East Pointe Hospital, Inc.
Edward White Hospital, Inc.
         Edward White Hospital
Englewood Community Hospital, Inc.
         Englewood Community Hospital
Fawcett Memorial Hospital, Inc.
         Fawcett Memorial Hospital
         Fawcett Memorial Hospital Sports & Rehab Services Spine & Arthritis Center at Fawcett Memorial Hospital The Memory Center
Florida Home Health Services - Private Care, Inc.
Florida Outpatient Surgery Center, Ltd.
         Florida Surgery Center
Florida Primary Physicians, Inc.
         Florida Primary Physicians
Fort Pierce Immediate Care Center, Inc.
         Fort Pierce Walk-In Medical Clinic
Fort Pierce Surgery Center, Ltd.
Fort Walton Beach Medical Center, Inc.
         Fort Walton Beach Medical Center
Galen Diagnostic Multicenter, Ltd.
Galen Hospital - Pembroke Pines, Inc.
Galen of Florida, Inc.
         St. Petersburg General Hospital
Galencare, Inc.
         Brandon Regional Hospital
         Brandon Regional Hospital Convenient Care
         Community Cancer Center of Brandon Regional Hospital Diagnostic & Rehab Center of Brandon Regional Hospital Northside Hospital

         Tampa Bay Vascular Institute
         West Central Florida - Shared Services
Greater Ft. Myers Physician Practices, Ltd.
Gulf Coast Health Technologies, Inc.
Gulf Coast Physicians, Inc.
Hamilton Memorial Hospital, Inc.
HCA Family Care Center, Inc.
HCA Health Services of Florida, Inc.
         Blake Medical Center
         Oak Hill Hospital
         Regional Medical Center Bayonet Point
         St. Lucie Medical Center
HD&S Corp. Successor, Inc.
Homecare North, Inc.
Hospital Corporation of Lake Worth
Imaging and Surgery Centers of Florida, Inc.
Imaging Corp. of the Palm Beaches, Inc.
Jacksonville Physician Practices, Ltd.
Jacksonville Surgery Center, Ltd.
         Jacksonville Surgery Center
JFK Real Properties, Ltd.
Kendall Healthcare Group, Ltd.
         Kendall Outpatient Rehabilitation Facility
         Kendall Regional Medical Center
         The Atrium at Kendall Regional Medical Center
Kendall Therapy Center, Ltd.
         Kendall Therapy Center
Kissimmee Surgicare, Ltd.
         Kissimmee Surgery Center
Lakewood Park Walk-In Clinic, LLC
Largo Medical Center, Inc.
         Largo Medical Center
Lawnwood Medical Center, Inc.
         Lawnwood Regional Medical Center & Heart Institute
Lehigh Physician Practice, Ltd.
M & M of Ocala, Inc.
Manatee Surgicare, Ltd.
         Gulf Coast Surgery Center
Marion Community Hospital, Inc.
         Ocala Regional Medical Center
Medical Center of Port St. Lucie, Inc.
Medical Center of Santa Rosa, Inc.
Medical Imaging Center of Ocala
Memorial Diagnostic Services, Inc.
Memorial Healthcare Group, Inc.
         Memorial Hospital Jacksonville
         Specialty Hospital Jacksonville
Memorial Surgicare, Ltd.
         Plaza Surgery Center
MHS Partnership Holdings JSC, Inc.
MHS Partnership Holdings SDS, Inc.
Miami Beach Healthcare Group, Ltd.
         Aventura Breast Diagnostic Center
         Aventura Cardiovascular Center
         Aventura Hospital and Medical Center
         Aventura Wound Healing Center

Naples Physician Practices, Ltd.
Network MS of Florida, Inc.
New Port Richey Hospital, Inc.
         Community Hospital
New Port Richey Surgery Center, Ltd.
         New Port Richey Surgery Center
North Central Florida Health System, Inc.
North Central Florida Physician Practices, Ltd.
         Pediatric Associates of Gainesville
North Florida Division I, Inc.
North Florida Division Practice, Inc.
North Florida GI Center GP, Inc.
North Florida GI Center, Ltd.
         North Florida Endoscopy Center
North Florida Immediate Care Center, Inc.
North Florida Infusion Corporation
North Florida Outpatient Imaging Center, Ltd.
North Florida Physician Services, Inc.
North Florida Practice Management, Inc.
North Florida Regional Imaging Center, Ltd.
North Florida Regional Investments, Inc.
North Florida Regional Medical Center, Inc.
         North Florida Regional Medical Center
North Palm Beach County Surgery Center, Ltd.
         North County Surgicenter
North Tampa Physician Practices, Ltd.
Northside MRI, Inc.
Northwest Florida Healthcare Systems, Inc.
Northwest Medical Center, Inc.
         Northwest Medical Center
Notami Hospitals of Florida, Inc.
         Lake City Medical Center
Oak Hill Acquisition, Inc.
Ocala Regional Outpatient Services, Inc.
Okaloosa Hospital, Inc.
         Twin Cities Hospital
Okeechobee Hospital, Inc.
         Raulerson Hospital
OneSource Health Network of South Florida, Inc.
Orange Park Medical Center, Inc.
         Orange Park Medical Center
Orlando Physician Practices, Ltd.
Orlando Surgicare, Ltd.
         Same Day Surgicenter of Orlando
Osceola Regional Hospital, Inc.
         Osceola Regional Medical Center
         The Heart Institute of Osceola Regional Medical Center
Outpatient Surgical Services, Ltd.
         Outpatient Surgical Services
P&L Associates
Palm Beach Healthcare System, Inc.
Palm Beach Neurosurgery, LLC
Palm Beach Physician Practices, Ltd.
Palms West Pediatric Neurosurgery, Inc.
         Palms West Pediatric Neurosurgery
Panhandle Physician Practices, Ltd.

Park South Imaging Center, Ltd.
PCMC Physician Group, Inc.
Pensacola Primary Care, Inc.
         West Florida Primary Care
Pinellas Surgery Center, Ltd.
         Center for Special Surgery
Plantation Ortho, LLC
         Plantation Orthopedics
Port St. Lucie Surgery Center, Ltd.
         St. Lucie Surgery Center
Premier Medical Management, Ltd.
Primary Care Medical Associates, Inc.
Pulmonary Specialists of Lake City, LLC
Putnam Hospital, Inc.
San Pablo Surgery Center, Ltd.
Sarasota Doctors Hospital, Inc.
         Doctors Hospital of Sarasota
         Sarasota Rehabilitation Center
         Sarasota Vascular Lab
         The Center for Breast Care
South Bay Imaging, LLC
South Bay Physician Clinics, Inc.
South Broward Medical Practice Partners, Ltd.
South Broward Practices, Inc.
South Dade Healthcare Group, Ltd.
South Florida Division Practice, Inc.
South Tampa Physician Practices, Ltd.
Southwest Florida Division Practice, Inc.
         Physician Services at Belmont Woods
Southwest Florida Health System, Inc.
         Consult-A-Nurse
Southwest Florida Regional Medical Center, Inc.
         Southwest Florida Regional Medical Center
Space Coast Surgical Center, Ltd.
         Merritt Island Surgery Center
Spinal Disorder and Pain Treatment Institute, LLC
St. Pete Imaging, LLC
Sun City Hospital, Inc.
         South Bay Hospital
         South Bay Rehab Center
Surgical Park Center, Ltd.
         Surgical Park Center
Surgicare America - Winter Park, Inc,
Surgicare of Altamonte Springs, Inc.
Surgicare of Bayonet Point, Inc.
Surgicare of Brandon, Inc.
Surgicare of Central Florida, Inc.
Surgicare of Central Florida, Ltd.
         Central Florida Surgicenter
Surgicare of Countryside, Inc.
Surgicare of Florida, Inc.
Surgicare of Ft. Pierce, Inc.
Surgicare of Kissimmee, Inc.
Surgicare of Manatee, Inc.
Surgicare of Merritt Island, Inc.
Surgicare of New Port Richey, Inc.

Surgicare of Orange Park, Inc.
Surgicare of Orange Park, Ltd.
         Orange Park Surgery Center
Surgicare of Orlando, Inc.
Surgicare of Pinellas, Inc.
Surgicare of Plantation, Inc.
Surgicare of Port St. Lucie, Inc.
Surgicare of St. Andrews, Inc.
Surgicare of St. Andrews, Ltd.
         Surgery Center at St. Andrews
Surgicare of Stuart, Inc.
Surgicare of Tallahassee, Inc.
Surgicare of West Palm Beach, Ltd.
Tallahassee Community Network, Inc.
Tallahassee Medical Center, Inc.
         Capital Regional Medical Center
Tallahassee Orthopaedic Surgery Partners, Ltd.
         Tallahassee Outpatient Surgery Center
Tallahassee Physician Practices, Ltd.
Tampa Bay Division Practice, Inc.
Tampa Bay Health System, Inc.
Tampa Surgi-Centre, Inc.
TCH Physician Group, Inc.
Thoracic & Cardiovascular Surgeons, LLC
Travel Medicine and Infections, Inc.
Treasure Coast Physician Practices, Ltd.
University Hospital, Ltd.
         University Hospital & Medical Center
Volusia Healthcare Network, Inc.
West Broward Hand & Ortho, LLC
West Florida Behavioral Health, Inc.
West Florida Division, Inc.
West Florida HealthWorks, LLC
West Florida Imaging, LLC
West Florida Regional Medical Center, Inc.
         West Florida Regional Medical Center
Westside Surgery Center, Ltd.
         Parkside Surgery Center
Winter Park Healthcare Group, Ltd.


                                     GEORGIA

AOSC Sports Medicine, Inc.
Atlanta Home Care, L.P.
Atlanta Outpatient Surgery Center, Inc.
Atlanta Surgery Center, Ltd.
         Atlanta Outpatient Peachtree Dunwoody Center
         Pediatric Outpatient Surgery Center of Atlanta
Augusta Physician Practice Company
         Augusta Primary Care
Buckhead Surgical Services, L.P.
         Buckhead Ambulatory Surgery Center
Byron Family Practice, LLC
Cartersville Medical Center, LLC
         Cartersville Medical Center

Cartersville Occupational Medicine Center, LLC
Cartersville Physician Practice Network, Inc.
Central Health Services, Inc.
Chatsworth Hospital Corp.
CHHC of Chattanooga, Inc.
Church Street Partners, G.P.
Coliseum Health Group, Inc.
Coliseum Park Hospital, Inc.
Coliseum Primary Healthcare - Macon, LLC
Coliseum Primary Healthcare - Riverside, LLC
Coliseum Same Day Surgery Center, L.P.
         Coliseum Same Day Surgery Center
Coliseum-Houston ASC, L.P.
Coliseum-Houston GP, LLC
Columbia Coliseum Same Day Surgery Center, Inc.
Columbia Physicians Services, Inc.
Columbia Polk General Hospital, Inc.
         Polk Medical Center
Columbia Redmond Occupational Health, Inc.
Columbia Surgicare of Augusta, Ltd.
Columbia-Georgia PT, Inc.
Columbus Cardiology, Inc.
Columbus Doctors Hospital, Inc.
         Doctors Hospital
Community Home Nursing Care, Inc.
Dekalb Home Health Services, Inc.
Diagnostic Services, G.P.
Doctors Hospital Center for Occupational Medicine, LLC
Doctors Hospital Surgery Center, L.P.
         Doctors Hospital Surgery Center
Doctors-I, Inc.
Doctors-II, Inc.
Doctors-III, Inc.
Doctors-IV, Inc.
Doctors-IX, Inc.
Doctors-V, Inc.
Doctors-VI, Inc.
Doctors-VII, Inc.
Doctors-VIII, Inc.
Doctors-X, Inc.
Dublin Community Hospital, LLC
Dunwoody Physician Practice Network, Inc.
EHCA Dunwoody, LLC
         Emory Dunwoody Medical Center
EHCA Eastside, LLC
         Emory Eastside Medical Center
EHCA Eastside Occupational Medicine Center, LLC
EHCA Metropolitan, LLC
EHCA Parkway, LLC
EHCA Peachtree, LLC
EHCA West Paces, LLC
EHCA, LLC
Fairview Park, Limited Partnership
         Fairview Park Hospital
Fairview Physician Practice Company
Gainesville Cardiology, Inc.

Georgia Psychiatric Company, Inc.
Grace Family Practice, LLC
Greater Gwinnett Physician Corporation
Grovetown Family Practice, LLC
Gwinnett Community Hospital, Inc.
HCA Health Services of Georgia, Inc.
         Hughston Sports Medicine Hospital
HCOL, Inc.
Health Care Management Corporation
LPOM, LLC
LPPN, Inc.
LPS, Inc.
Marietta Outpatient Medical Building, Inc.
Marietta Outpatient Surgery, Ltd.
         Marietta Surgical Center
Marietta Surgical Center, Inc.
Med Corp., Inc.
MedFirst, Inc.
Medical Center-West, Inc.
MGIM, LLC
MOSC Sports Medicine, Inc.
Newnan Hospitals, L.L.C.
North Cobb Physical Therapy, Inc.
Northlake Medical Center, LLC
         Northlake Medical Center
Northlake Physician Practice Network, Inc.
Northlake Surgical Center, L.P.
         Northlake Surgical Center
Northlake Surgicare, Inc.
Orthopaedic Specialty Associates, L.P.
Orthopaedic Sports Specialty Associates, Inc.
Palmyra Park Hospital, Inc.
         Palmyra Medical Centers
Palmyra Park, Limited Partnership
Palmyra Professional Fees, LLC
Parkway Physician Practice Company
Parkway Surgery Center, L.P.
Peachtree Corners Surgery Center, Ltd.
Peachtree Occupational Medicine Center, LLC
Peachtree Physician Practice Network, Inc.
Polk Physician Practice Network, Inc.
Redmond ER Services, Inc.
Redmond P.D.N., Inc.
Redmond Park Health Services, Inc.
Redmond Park Hospital, Inc.
         Redmond Regional Medical Center
Redmond Physician Practice Company
         Redmond Family Care Center at East Rome
         Redmond Family Care Center at Shannon
         Redmond Family Care Center at Trion
         Redmond Family Care Center at West Rome
Redmond Physician Practice Company II
         Redmond Family Care Center at Armuchee
Redmond Physician Practice Company III
Redmond Physician Practice Company IV

Redmond Physician Practice Company V
         Redmond Family Care Center at Lindale
Redmond Physician Practice Company VI
Redmond Physician Practice VII, LLC
Redmond Physician Practice VIII, LLC
Redmond Physician Practice IX, LLC
Redmond Physician Practice X, LLC
Redmond Physician Practice XI, LLC
Rockbridge Primary Care, LLC
         South Gwinnett Family Medicine
Rome Imaging Center Limited Partnership
S.O.R., Inc.
SCNG, LLC
Southeast Division, Inc.
Surgery Center of Rome, L.P.
         The Surgery Center of Rome
Surgicare of Augusta, Inc.
         Augusta Surgical Center
Surgicare of Buckhead, LLC
Surgicare of Evans, Inc.
Surgicare of Rome, Inc.
Urology Center of North Georgia, LLC
West Paces Ferry Hospital, Inc.
West Paces Services, Inc.


                                      IDAHO

Eastern Idaho Health Services, Inc.
         Eastern Idaho Regional Medical Center
Eastern Idaho Regional Medical Center Physician Services, LLC
West Valley Medical Center, Inc.
         West Valley Medical Center
West Valley Professional Fee Billing, LLC


                                    ILLINOIS

Chicago Grant Hospital, Inc.
Columbia Chicago Division, Inc.
Columbia Chicago Homecare, Inc.
Columbia Chicago Northside Hospital, Inc.
Columbia LaGrange Hospital, Inc.
Columbia Surgicare - North Michigan Ave., L.P.
Galen Hospital Illinois, Inc.
Galen of Illinois, Inc.
Illinois Psychiatric Hospital Company, Inc.
Smith Laboratories, Inc.


                                     INDIANA

All About Staffing, Inc.
BAMI-COL, INC.
Basic American Medical, Inc.
Columbia PhysicianCare Outpatient Surgery Center, Ltd.

Jeffersonville MediVision, Inc.
Physician Practices of Terre Haute, Inc.
Surgicare of Indianapolis, Inc.
Terre Haute Regional Physician Hospital Organization, Inc.
Women's Management Services, Inc.


                                     KANSAS

Galichia Laboratories, Inc.
HealthPlus Physical Therapy, LLC
Johnson County Surgicenter, L.L.C.
         Surgicenter of Johnson County
Kansas Trauma and Critical Care Specialists, LLC
Midwest Division, Inc.
OB-GYN Diagnostics, Inc.
Olathe Medical Center Occupational Medicine Services, L.L.C.
Surgicare of Wichita, Inc.
Surgicare of Wichita, Ltd.
         Surgicare of Wichita
Trauma Institute at Overland Park Regional Medical Center, LLC
Wesley Physician Services, LLC


                                    KENTUCKY

CHCK, Inc.
Columbia Behavioral Health Network, Inc.
Columbia Kentucky Division, Inc.
Columbia Medical Group - Frankfort, Inc.
Columbia Medical Group - Greenview, Inc.
Frankfort Hospital, Inc.
         Bluegrass Regional Primary Care Centre
         Frankfort Regional Medical Center
Galen of Kentucky, Inc.
GALENCO, Inc.
Greenview Hospital, Inc.
         Greenview Regional Hospital
Physicians Medical Management, L.L.C.
South Central Kentucky Corp.
Spring View Health Alliance, Inc.
Subco of Kentucky, Inc.
Tri-County Community Hospital, Inc.


                                    LOUISIANA

Acadiana Care Center, Inc.
Acadiana Practice Management, Inc.
Acadiana Regional Pharmacy, Inc.
BRASS East Surgery Center Partnership in Commendam
Columbia Healthcare System of Louisiana, Inc.
Columbia Lakeview Surgery Center, L.P.
Columbia West Bank Hospital, Inc.
Columbia/HCA Healthcare Corporation of Central Louisiana, Inc.
Columbia/HCA of Baton Rouge, Inc.

Columbia/HCA of New Orleans, Inc.
Columbia/Lakeview, Inc.
Dauterive Hospital Corporation
         Dauterive Hospital
Dauterive Professionals Management, L.L.C.
Doctors Hospital of Opelousas Limited Partnership
Hamilton Medical Center, Inc.
         Medical Center of Southwest Louisiana
HCA Health Services of Louisiana, Inc.
         North Monroe Medical Center
HCA Highland Hospital, Inc.
Lafayette Surgery Center Limited Partnership
Lafayette Surgicare, Inc.
Lake Charles Surgery Center, Inc.
Lakeview Radiation Oncology, L.L.C.
Louisiana Psychiatric Company, Inc.
Medical Center of Baton Rouge, Inc.
         Lakeside Hospital
Medical Center of Southwest Louisiana Professionals Management, L.L.C. North Monroe Professionals Management, L.L.C.
Notami (Opelousas), Inc.
Notami Hospitals of Louisiana, Inc.
Rapides Healthcare System, L.L.C.
         Avoyelles Hospital
         Oakdale Community Hospital
         Rapides Regional Medical Center
         Rapides Women's and Children's Hospital
         Savoy Medical Center
         Winn Parish Medical Center
Surgicare Merger Company of Louisiana
Surgicare of Lakeview, Inc.
Surgicare Outpatient Center of Baton Rouge, Inc.
Surgicenter of East Jefferson, Inc.
Tulane Professionals Management, L.L.C.
University Healthcare System, L.C.
         DePaul-Tulane Behavioral Health Center of Tulane University Tulane University Hospital and Clinic
WGH, Inc.
Women's and Children's Hospital, Inc.
         Women's and Children's Hospital
Women's and Children's Professionals Management, L.L.C.


                                  MASSACHUSETTS

Columbia Hospital Corporation of Massachusetts, Inc.
Orlando Outpatient Surgical Center, Ltd.


                                   MISSISSIPPI

Brookwood Medical Center of Gulfport, Inc.
Coastal Imaging Center of Gulfport, Inc.
Coastal Imaging Center, L.P.
Galen of Mississippi, Inc.
Garden Park Investments, L.P.

Garden Park Physician Services Corporation
Garden Park Professionals Management,LLC
GOSC, L.P.
         Gulfport Outpatient Surgical Center
GOSC-GP, Inc.
Gulf Coast Medical Ventures, Inc.
HTI Health Services, Inc.
VIP, Inc.


                                    MISSOURI

Belton HBP, LLC
Clinishare, Inc.
Columbia/HCA Kansas City Medical Management, Inc.
Employer Health Services, Inc.
Eye Surgicare of Independence, L.L.C.
Family Health Specialists of Lee's Summit, LLC
Galen Sale Corporation
Health Midwest Comprehensive Care, Inc.
Health Midwest Medical Group, Inc.
Health Midwest Office Facilities Corporation
Health Midwest Ventures Group, Inc.
HEI Missouri, Inc.
HM Acquisition, LLC
Independence Neurosurgery Services, LLC
Independence Surgicare, Inc.
Kansas City Perfusion Services, Inc.
Lee's Summit Medical Imaging, Inc.
Medical Center Imaging, Inc.
Metropolitan Multispeciality Physicians Group, Inc.
Metropolitan OB-GYN Associates, LLC
Metropolitan Providers Alliance, Inc.
Mid-States Financial Services, Inc.
Missouri Healthcare System, L.P.
Notami Hospitals of Missouri, Inc.
Nuclear Diagnosis, Inc.
Ozarks Medical Services, Inc.
Panorama Park Occupational Medicine, LLC
Precise Imaging, Inc.
Research Psychiatric - 1500, LLC
RMC Transplant Physicians, LLC
Surgery Center of Independence, L.P.
Surgicare of Antioch Hills, Inc.
Surgicenter of Kansas City, L.L.C.


                                     NEVADA

CHC Holdings, Inc.
CHC Venture Co.
CIS Holdings, Inc.
Columbia Hospital Corporation of West Houston
Columbia Southwest Division, Inc.
Consolidated Las Vegas Medical Centers, a Nevada Limited Partnership Desert Physical Therapy, Inc.

Green Valley Surgery Center, L.P.
Health Service Partners, Inc.
Las Vegas Physical Therapy, Inc.
Las Vegas Surgicare, Inc.
Las Vegas Surgicare, Ltd., a Nevada Limited Partnership
         Las Vegas Surgery Center
Nevada Psychiatric Company, Inc.
Sahara Outpatient Surgery Center, Ltd., a Nevada Limited Partnership
         Sahara Surgery Center
Southern Hills Medical Center, LLC
         Southern Hills Hospital & Medical Center
Sunrise Clinical Research Institute, Inc.
Sunrise Flamingo Surgery Center, Limited Partnership
         Flamingo Surgery Center
Sunrise Mountainview Hospital, Inc.
         MountainView Hospital
Sunrise Outpatient Services, Inc.
Sunrise Physician Services, LLC
Surgicare of Henderson, Inc.
Surgicare of Las Vegas, Inc.
Value Health Holdings, Inc.
VH Holdco, Inc.
VH Holdings, Inc.
Western Plains Capital, Inc.


                                  NEW HAMPSHIRE

Appledore Medical Group, Inc.
Appledore Medical Group II, Inc.
Coastline Cancer Center, LLC
Derry ASC, Inc.
Derry Surgery Center, Limited Partnership
Fieldstone Health Network, Inc.
HCA Health Services of New Hampshire, Inc.
         Londonderry Physical Therapy Center
         Parkland Medical Center
         Portsmouth Regional Hospital
Med-Point of New Hampshire, Inc.
Parkland Oncology, LLC
Parkland Physician Services, Inc.
         Salem Surgery Center
Seacoast Oncology, LLC


                                   NEW MEXICO

New Mexico Psychiatric Company, Inc.


                                 NORTH CAROLINA

Brunswick Anesthesia, LLC
Brunswick Surgical Associates I, LLC
CareOne Home Health Services, Inc.
Columbia Cape Fear Healthcare System, Limited Partnership

Columbia North Carolina Division, Inc.
Columbia-CFMH, Inc.
Cumberland Medical Center, Inc.
HCA - Raleigh Community Hospital, Inc.
Heritage Hospital, Inc.
Hospital Corporation of North Carolina
         Brunswick Community Hospital
HTI Health Services of North Carolina, Inc.
Mecklenburg Surgical Land Development, Ltd.
North Carolina Physician Network, Inc.
Raleigh Community Medical Office Building Ltd.
Southeastern Eye Center, Inc.
Summerlin Family Practice, LLC
Wake Psychiatric Hospital, Inc.


                                      OHIO

AHN Holdings, Inc.
Columbia Beachwood Surgery Center, Ltd.
Columbia Dayton Surgery Center, Ltd.
Columbia Ohio Division, Inc.
Columbia/HCA Healthcare Corporation of Northern Ohio
Columbia-CSA/HS Greater Canton Area Healthcare System, L.P.
Columbia-CSA/HS Greater Cleveland Area Healthcare System, L.P.
E.N.T. Services, Inc.
Lorain County Surgery Center, Ltd.
Surgicare of Lorain County, Inc.
Surgicare of North Cincinnati, Inc.
Surgicare of Westlake, Inc.
Westlake Surgicare, L.P.


                                    OKLAHOMA

Bethany PHO, Inc.
Columbia Doctors Hospital of Tulsa, Inc.
Columbia Oklahoma Division, Inc.
Columbia/Edge Mobile Medical, L.L.C.
Edmond Physician Hospital Organization, Inc.
Green Country Anesthesiology Group, Inc.
HCA Health Services of Oklahoma, Inc.
         OU Medical Center
         University Health Partners
         University of Oklahoma Medical Center
Health Partners of Oklahoma, Inc.
Healthcare Oklahoma, Inc.
Integrated Management Services of Oklahoma, Inc.
Lake Region Health Alliance Corporation
Medi Flight of Oklahoma, LLC
Medical Imaging, Inc.
Millennium Healthcare of Oklahoma, Inc.
Oklahoma Outpatient Surgery Limited Partnership
         Oklahoma Surgicare
Oklahoma Surgicare, Inc.
Plains Healthcare System, Inc.

Presbyterian Office Building, Ltd.
Southwestern Emergency Department Physician Services, LLC
Southwestern Physician Services, LLC
Surgicare of Northwest Oklahoma, Limited Partnership
Surgicare of Oklahoma City-Midtown, L.P.
         Surgicare Midtown
Surgicare of Tulsa, Inc.
SWMC, Inc.
Wagoner Medical Group, Inc.


                                  PENNSYLVANIA

Basic American Medical Equipment Company, Inc.
Surgicare of Philadelphia, Inc.


                                 SOUTH CAROLINA

C/HCA Development, Inc.
Carolina Regional Surgery Center, Inc.
Carolina Regional Surgery Center, Ltd.
         Grande Dunes Surgery Center
Coastal Carolina Home Care, Inc.
Colleton Ambulatory Care, LLC
Colleton Diagnostic Center, LLC
Colleton Medical Anesthesia, LLC
Colleton Medical Hospitalists, LLC
Columbia Carolinas Division, Inc.
Columbia-CSA/HS Greater Columbia Area Healthcare System, L.P.
Columbia/HCA Healthcare Corporation of South Carolina
Community Medical Centers, LLC
DMH Spartanburg, Inc.
Doctor's Memorial Hospital of Spartanburg, L.P.
Edisto Multispecialty Associates, Inc.
Grand Strand Senior Health Center, LLC
Trident Behavioral Health Services, LLC
Trident Eye Surgery Center, L.P.
Trident Medical Services, Inc.
         Lakeshore Family Medicine
Trident Neonatology Services, LLC
Walterboro Community Hospital, Inc.
         Colleton Medical Center
         Colleton Regional Non-Emergent Clinic


                                   SWITZERLAND

CDRC Centre de Diagnostic Radiologique de Carouge SA
Clinique de Carouge CMCC SA
         Clinique de Carouge
Glemm SA
La Tour Healthcare Holding SARL
La Tour S.A.
         Hopital de la Tour
Permanence de la Clinique de Carouge SA

Permanence La Tour S.A.
Physiotherapie S. Pidancet Sport Multitherapies La Tour SA


                                    TENNESSEE

America's Group, Inc.
Appalachian OB/GYN Associates, Inc.
Arthritis Specialists of Nashville, Inc.
Athens Community Hospital, Inc.
Atrium Memorial Surgery Center Joint Venture
         Atrium Memorial Surgery Center
Atrium Memorial Surgical Center, Ltd.
Centennial Surgery Center, L.P.
         Centennial Surgery Center
Central Tennessee Hospital Corporation
         Horizon Medical Center
Chattanooga Healthcare Network Partner, Inc.
Chattanooga Healthcare Network, L.P.
Columbia Eastern Group, Inc.
Columbia Health Management, Inc.
Columbia Healthcare Network of Tri-Cities, Inc.
Columbia Healthcare Network of West Tennessee, Inc.
Columbia Integrated Health Systems, Inc.
Columbia Medical Group - Athens, Inc.
Columbia Medical Group - Centennial, Inc.
Columbia Medical Group - Daystar, Inc.
Columbia Medical Group - Eastridge, Inc.
Columbia Medical Group - Franklin Medical Clinic, Inc.
Columbia Medical Group - Hendersonville, Inc.
Columbia Medical Group - Nashville Memorial, Inc.
Columbia Medical Group - Parkridge, Inc.
         Signal Mountain Medical Center
Columbia Medical Group - River Park, Inc.
Columbia Medical Group - South Pittsburg, Inc.
         Grandview Psychiatry
Columbia Medical Group - Southern Hills, Inc.
Columbia Medical Group - Southern Medical Group, Inc.
Columbia Medical Group - The Frist Clinic, Inc.
         The Frist Clinic
Columbia Mid-Atlantic Division, Inc.
Columbia Nashville Division, Inc.
Columbia Northeast Division, Inc.
Columbia Volunteer Division, Inc.
Cool Springs Surgery Center, LLC
Cumberland Division, Inc.
Eastern Idaho Regional, LLC
Eastern Tennessee Medical Services, Inc.
Florida Primary Physicians, L.P.
HCA - Information Technology & Services, Inc.
HCA Development Company, Inc.
HCA Health Services of Tennessee, Inc.
         Centennial Medical Center
         Centennial Medical Center at Ashland City
         Centennial Medical Center/Parthenon Pavilion
         Sarah Cannon Cancer Center

         Southern Hills Medical Center
         StoneCrest Medical Center
         Summit Medical Center
         Women's Hospital at Centennial Medical Center
HCA Home and Clinical Services, Inc.
HCA Medical Services, Inc.
HCA Physician Services, Inc.
HCA Psychiatric Company
HCA Realty, Inc.
Healthtrust, Inc. - The Hospital Company
Hendersonville Hospital Corporation
         Hendersonville Medical Center
Hendersonville Hospitalist Services, Inc.
Hendersonville OB-GYN, LLC
Holly Hill/Charter Behavioral Health System, L.L.C.
Hometrust Management Services, Inc.
Hospital Corporation of Tennessee
Hospital Realty Corporation
HTI Memorial Hospital Corporation
         Skyline Medical Center
HTI Tri-Cities Rehabilitation, Inc.
Indian Path Hospital, Inc.
Judy's Foods, Inc.
Medical Group - Dickson, Inc.
Medical Group - Stonecrest, Inc.
Medical Group - Summit, Inc.
Medical Plaza Ambulatory Surgery Center Associates, L.P.
         Plaza Day Surgery
Medical Resource Group, Inc.
MidAmerica Division, Inc.
Middle Tennessee Medical Services Corporation
Mid-State Physicians, LLC
Nashville Psychiatric Company, Inc.
Network Management Services, Inc.
North Florida Regional Freestanding Surgery Center, L.P.
         North Florida Surgical Pavilion
OneSourceMed, Inc.
Parkridge Hospitalists, Inc.
Parkridge Medical Center, Inc.
         Parkridge East Hospital
         Parkridge Medical Center
         Parkridge Valley Hospital
Parkridge Professionals, Inc.
Parkside Surgery Center, Inc.
Plano Ambulatory Surgery Associates, L.P.
         Surgery Center of Plano
Quantum Innovations, Inc.
Rio Grande Surgery Center Associates, L.P.
         Rio Grande Surgery Center
River Park Hospital, Inc.
         River Park Hospital
Southern Hills Surgicare, Inc.
SP Acquisition Corp.
         Grandview Medical Center

St. Mark's Ambulatory Surgery Associates, L.P.
         St. Mark's Outpatient Surgery Center
Sullins Surgical Center, Inc.
Summit Surgery Center, L.P.
Surgicare of Madison, Inc.
Surgicare of Southern Hills, Inc.
Surgicare Outpatient Center of Jackson, Inc.
Sycamore Shoals Hospital, Inc.
Tennessee Healthcare Management, Inc.
The Charter Cypress Behavioral Health System, L.L.C.
Trident Ambulatory Surgery Center, L.P.
TriStar Cath Management, LLC
TriStar Outpatient Cardiac Catheterization Center, LLC
Troop and Jacobs, Inc.


                                      TEXAS

All About Staffing of Texas, Inc.
Ambulatory Endoscopy Clinic of Dallas, Ltd.
         Ambulatory Endoscopy Clinic of Dallas
Arlington Diagnostic South, Inc.
Austin Medical Center, Inc.
Bailey Square Ambulatory Surgical Center, Ltd.
         Bailey Square Surgery Center
Bailey Square Outpatient Surgical Center, Inc.
Barrow Medical Center CT Services, Ltd.
Bay Area Healthcare Group, Ltd.
         Corpus Christi Medical Center
Bay Area Surgical Center Investors, Ltd.
Bay Area Surgicare Center, Inc.
Bayshore Surgery Center,  Ltd.
         Bayshore Surgery Center
Beaumont Healthcare System, Inc.
Bedford-Northeast Community Hospital, Inc.
Bellaire Imaging, Inc.
Brownsville-Valley Regional Medical Center, Inc.
Central San Antonio Surgery Center, Ltd.
         Surgicare of Central San Antonio
Central San Antonio Surgical Center Investors, Ltd.
CHC Management, Ltd.
CHC Payroll Company
CHC Realty Company
CHC-El Paso Corp.
CHC-Miami Corp.
Clear Lake Regional Medical Center, Inc.
Clear Lake Surgicare, Ltd.
         Bay Area Surgicare Center
Coastal Bend Hospital CT Services, Ltd.
COL-NAMC Holdings, Inc.
Columbia Ambulatory Surgery Division, Inc.
Columbia Bay Area Realty, Ltd.
Columbia Call Center, Inc.
Columbia Central Group, Inc.
Columbia Central Verification Services, Inc.
Columbia Champions Treatment Center, Inc.

Columbia GP of Mesquite, Inc.
Columbia Greater Houston Division Healthcare Network, Inc. Columbia Hospital at Medical City Dallas Subsidiary, L.P.
         Medical City Dallas Hospital
Columbia Hospital Corporation at the Medical Center
Columbia Hospital Corporation of Arlington
Columbia Hospital Corporation of Bay Area
Columbia Hospital Corporation of Corpus Christi
Columbia Hospital Securities Corporation
Columbia Hospital - Arlington (WC), Ltd.
Columbia Hospital - El Paso, Ltd.
Columbia Lone Star/Arkansas Division, Inc.
Columbia Medical Arts Hospital Subsidiary, L.P.
Columbia Medical Center at Lancaster Subsidiary, L.P. Columbia Medical Center Dallas Southwest Subsidiary, L.P. Columbia Medical Center of Arlington Subsidiary, L.P.
         Medical Center of Arlington
Columbia Medical Center of Denton Subsidiary, L.P.
         Denton Regional Medical Center
Columbia Medical Center of Las Colinas, Inc.
         Las Colinas Medical Center
Columbia Medical Center of Lewisville Subsidiary, L.P.
         Medical Center of Lewisville
Columbia Medical Center of McKinney Subsidiary, L.P.
         North Central Medical Center
Columbia Medical Center of Plano Subsidiary, L.P.
         Medical Center of Plano
Columbia North Hills Hospital Subsidiary, L.P.
         North Hills Hospital
Columbia North Texas Healthcare System, L.P.
Columbia North Texas Subsidiary GP, LLC
Columbia North Texas Surgery Center Subsidiary, L.P. Columbia Northwest Medical Center Partners, Ltd.
Columbia Northwest Medical Center, Inc.
Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.
         Plaza Medical Center of Fort Worth
Columbia Psychiatric Management Co.
Columbia South Texas Division, Inc.
Columbia Specialty Hospital of Dallas Subsidiary, L.P. Columbia Specialty Hospitals, Inc.
Columbia Surgery Group, Inc.
Columbia/Green Oaks Behavioral Healthcare System, L.P. Columbia/HCA Healthcare Corporation of Central Texas Columbia/HCA Heartcare of Corpus Christi, Inc.
Columbia/HCA International Group, Inc.
Columbia/HCA of Houston, Inc.
Columbia/HCA of North Texas, Inc.
Columbia/HCA Western Group, Inc.
Columbia/Pasadena Healthcare System, L.P.

Columbia/St. David's Healthcare System, L.P.
         Central Texas Imaging Center
         Round Rock Medical Center
         South Austin Hospital
         St. David's Healthcare Partnership
         St. David's Medical Center
         St. David's Pavilion
         St. David's Rehabilitation Center
Columbia-Quantum, Inc.
Conroe Hospital Corporation
Corpus Christi Healthcare Group, Ltd.
Corpus Christi Surgery, Ltd.
         Surgicare of Corpus Christi
Corpus Surgicare, Inc.
Denton Regional Ambulatory Surgery Center, L.P.
Doctors Hospital (Conroe), Inc.
E.P. Physical Therapy Centers, Inc.
El Paso Healthcare System, Ltd.
         Del Sol Diagnostic Center
         Del Sol LifeCare Center
         Del Sol Medical Center
         Del Sol Rehabilitation Hospital
         Del Sol Sports Medicine Center
         Las Palmas Medical Center
         Las Palmas & Del Sol Regional Healthcare System
         Wound Management Center of Las Palmas
El Paso Nurses Unlimited, Inc.
El Paso Physical Therapy Centers, Ltd.
         Las Palmas Physical Therapy Center
El Paso Surgery Centers, L.P.
         East El Paso Surgery Center
         Surgical Center of El Paso
El Paso Surgicenter, Inc.
Endoscopy Clinic of Dallas, Inc.
EPIC Properties, Inc.
EPSC, L.P.
Flower Mound Surgery Center, Ltd.
Fort Worth Investments, Inc.
Frisco Warren Parkway 91, Inc.
Galen Hospital of Baytown, Inc.
Gramercy Surgery Center, Ltd.
         Gramercy Outpatient Surgery Center
Greater Houston Preferred Provider Option, Inc.
Green Oaks Hospital Subsidiary, L.P.
         Green Oaks Hospital
Gulf Coast Division, Inc.
Gulf Coast Physician Administrators, Inc.
Gulf Coast Provider Network, Inc.
HCA Health Services of Texas, Inc.
HCA Plano Imaging, Inc.
Heartcare of Texas, Ltd.
HEI Sealy, Inc.
Houston Northwest Surgical Partners, Inc.
HPG Energy, L.P.
HPG GP, LLC
HTI Gulf Coast, Inc.

HTI/ADC Venture
         North Austin Medical Center
Kingwood Surgery Center, Ltd.
KPH-Consolidation, Inc.
         Kingwood Medical Center
Las Colinas Surgery Center, Ltd.
         Las Colinas Surgery Center
Longview Regional Physician Hospital Organization, Inc.
Med Plus of El Paso, Inc.
Med-Center Hosp./Houston, Inc.
Medical Care Surgery Center, Inc.
Medical City Dallas Hospital, Inc.
MediPurchase, Inc.
Methodist Healthcare System of San Antonio, Ltd.
         Metropolitan Hospital
         Methodist Specialty & Transplant Hospital
         Northeast Methodist Hospital
Metroplex Surgicenters, Inc.
MGH Medical, Inc.
MHS SC Partner, L.L.C.
MHS Surgery Centers, L.P.
Mid-Cities Surgi-Center, Inc.
National Patient Account Services, Inc.
         NPAS
         NPAS - Kentucky
         NPAS - Texas
Navarro Memorial Hospital, Inc.
North Austin Surgery Center, L.P.
North Central Methodist ASC, L.P.
         Methodist Ambulatory Surgery Center - North Central North Hills Surgicare, LP
         Texas Pediatric Surgery Center
North Texas Division, Inc.
North Texas General, L.P.
North Texas Technologies, Ltd.
Northeast Methodist Surgicare, Ltd.
         Methodist Ambulatory Surgery Center - Northeast
Northeast PHO, Inc.
Oakwood Surgery Center, Ltd.
Orthopedic Hospital, Ltd.
Outpatient Services - River Oaks Imaging, L.P.
Outpatient Women's and Children's Surgery Center, Ltd. Paragon of Texas Health Properties, Inc.
Paragon Surgery Centers of Texas, Inc,
Park Central Surgical Center, Ltd.
         Park Central Surgical Center
Parkway Cardiac Center, Ltd.
Parkway Surgery Services, Ltd.
Pasadena Bayshore Hospital, Inc.
Pediatric Surgicare, Inc.
Qualitycare Network of Greater Houston, Inc.
Quantum/Bellaire Imaging, Ltd.
Rim Building Partners, L.P.
Rio Grande NP, Inc.
Rio Grande Regional Hospital, Inc.
Rio Grande Regional Investments, Inc.

Rosewood Medical Center, Inc.
Rosewood Professional Office Building, Ltd.
S.A. Medical Center, Inc.
San Antonio Division, Inc.
San Antonio Regional Hospital, Inc.
South Austin Surgery Center, Ltd.
         Surgicare of South Austin
South Texas Ambulatory Surgery Hospital, Ltd.
         Methodist Ambulatory Surgery Hospital - Northwest
South Texas Surgicare, Inc.
Southwest Houston Surgicare, Inc.
Spring Branch Medical Center, Inc.
         Spring Branch Medical Center
Sugar Land Surgery Center, Ltd.
Sun Towers/Vista Hills Holding Co.
Sunbelt Regional Medical Center, Inc.
Surgical Center of Irving, Inc.
Surgical Facility of West Houston, L.P.
Surgicare of Central San Antonio, Inc.
Surgicare of Flower Mound, Inc.
Surgicare of Fort Worth  Co-GP, LLC
Surgicare of Fort Worth, Inc.
Surgicare of Gramercy, Inc.
Surgicare of Houston Women's, Inc.
Surgicare of Kingwood, Inc.
Surgicare of McKinney, Inc.
Surgicare of North Austin, Inc.
Surgicare of North San Antonio, Inc.
Surgicare of Northeast San Antonio, Inc.
Surgicare of Pasadena, Inc.
Surgicare of Round Rock, Inc.
Surgicare of South Austin, Inc.
Surgicare of Sugar Land, Inc.
Surgicare of Travis Center, Inc.
Texas Medical Technologies, Inc.
Texas Psychiatric Company, Inc.
The Family Birth Center, Ltd.
The West Texas Division of Columbia, Inc.
Travis Surgery Center, L.P.
Village Oaks Medical Center, Inc.
W & C Hospital, Inc.
West Houston ASC, Inc.
West Houston Healthcare Group, Ltd.
West Houston Outpatient Medical Facility, Inc.
West Houston Surgicare, Inc.
West Park Surgery Center, L.P.
         McKinney Surgery Center
WHMC, Inc.
Willow Creek Hospital, Ltd.
Woman's Hospital of Texas, Incorporated


                                 UNITED KINGDOM

Columbia U.K. Finance Limited
HCA Finance, LP

HCA International Holdings Limited
HCA International Limited
         Princess Grace Hospital
         The Harley Street Clinic
         The Portland Hospital for Women and Children
         The Wellington Hospital
HCA Staffing Limited
HCA UK Capital Limited
HCA UK Holdings Limited
HCA UK Investments Limited
HCA UK Services, Ltd.
HCA United Kingdom Limited
La Tour Finance Limited Partnership
London Radiography & Radiotherapy Services Limited
St. Martins Healthcare Limited
         Lister Hospital
         London Bridge Hospital
St. Martins Ltd.
The Harley Street Cancer Clinic Limited


                                      UTAH

Brigham City Community Hospital Physician Services, LLC
Brigham City Community Hospital, Inc.
         Brigham City Community Hospital
Brigham City Health Plan, Inc.
Columbia Mountain Division, Inc.
Columbia Ogden Medical Center, Inc.
         MountainStar Blood Services
         MountainStar Healthcare
         Ogden Regional Medical Center
Columbia Utah Division, Inc.
General Hospitals of Galen, Inc.
Healthtrust Utah Management Services, Inc.
Hospital Corporation of Utah
         Lakeview Hospital
HTI Physician Services of Utah, Inc.
Lakeview Hospital Physician Services, LLC
Mountain View Hospital, Inc.
         Mountain View Hospital
Mountain View Medical Office Building, Ltd.
Northern Utah Healthcare Corporation
         St. Mark's Hospital
Ogden Regional Health Plan, Inc.
Ogden Regional Medical Center Professional Billing, LLC
Ogden Senior Center, LLC
Salt Lake City Surgicare, Inc.
St. Mark's Investments, Inc.
St. Mark's Physicians, Inc.
St. Mark's Professional Services, Inc.
The Wasatch Endoscopy Center, Ltd.
Timpanogos Regional Medical Services, Inc.
         Timpanogos Regional Hospital
West Jordan Hospital Corporation

                                    VIRGINIA

Alleghany General and Bariatric Services, LLC
Alleghany Primary Care, Inc.
Ambulatory Services Management Corp. of Chesterfield County, Inc.
Behavioral Health of Virginia Corporation
Buford Road Imaging, L.L.C.
Central Atlantic Division I, Inc.
Chippenham & Johnston-Willis Hospitals, Inc.
         CJW Medical Center
Clinch Valley Pulmonology, LLC
Clinch Valley Urology, LLC
Columbia Arlington Healthcare System, L.L.C.
Columbia Healthcare of Central Virginia, Inc.
Columbia Medical Group - Southwest Virginia, Inc.
         Children's Choice of the New River Valley
         Heart Specialists of Southwest Virginia
         Salem ENT Clinic
Columbia Pentagon City Hospital, L.L.C.
Columbia Physicians Services, Inc.
Columbia Primary Care Associates, Ltd.
Columbia Richmond Division, Inc.
Columbia/Alleghany Regional Hospital, Incorporated
         Alleghany Healthcare Services
         Alleghany Regional Hospital
Columbia/HCA John Randolph, Inc.
         John Randolph Medical Center
Columbia/HCA Retreat Hospital, Inc.
         The Retreat Hospital
Fairfax Surgical Center, L.P.
         Fairfax Surgical Center
Galen of Virginia, Inc.
Galen Virginia Hospital Corporation
Galen-Med, Inc.
         Clinch Valley Medical Center
Generations Family Practice, Inc.
GYN-Oncology of Southwest Virginia, LLC
Hanover Outpatient Surgery Center, L.P.
         Hanover Outpatient Surgery Center
HCA Health Services of Virginia, Inc.
         Henrico Doctors' Hospital
Hopewell Nursing Home, LLC
HSS Virginia, L.P.
         Central Atlantic Supply Chain Services
         Patient Account Services - Richmond
Lewis-Gale Hospital, Incorporated
Management Services of the Virginias, Inc.
Montgomery Regional Hospital, Inc.
         Montgomery Regional Hospital
MOS Temps, Inc.
New River Healthcare Plan, Inc.
NOCO, Inc.
Northern Virginia Community Hospital, LLC
        Northern Virginia Community Hospital
Northern Virginia Hospital Corporation

Orthopedics Specialists, LLC
Preferred Hospitals, Inc.
Primary Health Group, Inc.
Pulaski Community Hospital, Inc.
         Pulaski Community Hospital
Reston Surgery Center, L.P.
Richmond Pediatric Surgeon's, LLC
Roanoke Neurosurgery, LLC
Robious Wellness Associates, L.P.
Southwest Virginia Fertility Center, LLC
Surgicare of Fairfax, Inc.
Surgicare of Hanover, Inc.
Surgicare of Reston, Inc.
Surgicare of Tuckahoe, Inc.
The Retreat Doctors' Office Building Associates, L.P.
Virginia Hematology & Oncology Associates, Inc.
Virginia Hospitalists, Inc.
Virginia Psychiatric Company, Inc.
         Dominion Hospital


                                   WASHINGTON

ACH, Inc.
Capital Network Services, Inc.
Columbia Capital Medical Center Limited Partnership
         Capital Medical Center


                                  WEST VIRGINIA

Charleston Hospital, Inc.
         Hospitalists of Saint Francis
         Mountain State Multi-Specialty Group
         Saint Francis Hospital
         Saint Francis Professional Building
Columbia Parkersburg Healthcare System, Inc.
Columbia/HCA WVMS Member, Inc.
Columbia-S.J. Ventures Properties, Limited Partnership
Columbia-St. Joseph's Healthcare System, Limited Partnership
         Inpatient Specialists of Saint Joseph's Hospital
         Loma Prieta Obstetrics and Gynecology
         St. Joseph's Hospital
Galen of West Virginia, Inc.
HCA Health Services of West Virginia, Inc.
Hospital Corporation of America
Parkersburg SJ Holdings, Inc.
Raleigh General Hospital
         Raleigh General Hospital
St. Francis Surgery Center, L.P.
Surgicare of Charleston, Inc.
Teays Valley Health Services, Inc.
         Putnam General Hospital
Tri Cities Health Services Corp.
West Virginia Management Services Organization, Inc.
Zone, Incorporated